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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


                                 April 30, 2003
                                 --------------
                        (Date of earliest event reported)

                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


       0-26467                                                  54-1873112
------------------------                                 ----------------------
(Commission File Number)                                     (IRS Employer
                                                         Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia                  20191
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(Address of Principal Executive Offices)                            (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.
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Exhibit 99.1 Press Release dated April 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE.
        ------------------------

On April 30, 2003, the registrant issued a press release announcing the registrant's earnings for the second quarter of fiscal year 2003.

The full text of the press release is attached as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GREATER ATLANTIC FINANCIAL CORP.


Date:   April 30, 2003            By: /s/ Carroll E. Amos
                                      ------------------------------------
                                      Carroll E. Amos, President and Chief
                                      Executive Officer

Date:   April 30, 2003            By: /s/ David E. Ritter
                                      --------------------------------------
                                      David E. Ritter, Senior Vice President
                                      and Chief Financial Officer